UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

MCDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (281) 870-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On December 13, 2019, McDermott International Inc., a Panamanian corporation (“McDermott”), received written notification (the “Notice”) from the New York Stock Exchange (“NYSE”) that McDermott no longer satisfies the continued listing compliance standards set forth under Section 802.01C of the NYSE Listed Company Manual because the average closing price of McDermott’s common stock, par value $1.00 per share (the “Common Stock”), was below $1.00 over a 30 consecutive trading-day period that ended December 13, 2019. Under the NYSE’s rules, McDermott has six months following receipt of the notification to regain compliance with the minimum share price requirement.

As required by the NYSE, McDermott is notifying the NYSE of its intent to cure the deficiency and return to compliance with the NYSE’s continued listing requirements. McDermott can regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the cure period, the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Under NYSE rules, the Common Stock will continue to be listed on the NYSE during this six-month cure period, subject to McDermott’s compliance with other continued listing requirements. The Common Stock symbol “MDR” will be assigned a “.BC” indicator by the NYSE to signify that McDermott currently is not in compliance with the NYSE’s continued listing requirements. If McDermott fails to regain compliance with Section 802.01C during the cure period, the Common Stock will be subject to the NYSE’s suspension and delisting procedures.

Item 8.01.	Other Events.

On December 13, 2019, McDermott issued a press release with respect to the receipt of the notice of non-compliance from the NYSE. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 13, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDERMOTT INTERNATIONAL, INC.

Dated: December 13, 2019

	By:	/s/ John M. Freeman
John M. Freeman Executive Vice President, Chief Legal Officer and Corporate Secretary